UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 6, 2023

OMNICELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4220 North Freeway
Fort Worth, TX 76137
(Address of principal executive offices, including zip code)

(877) 415-9990
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OMCL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 6, 2023, the Board of Directors (the “Board”) of Omnicell, Inc. (the “Company”) increased the size of the Board from nine (9) to ten (10) members and elected Kaushik “Bobby” Ghoshal, effective immediately, to serve as a member of the Board. Mr. Ghoshal was elected as a Class II director with a term expiring at the 2024 Annual Meeting of Stockholders. Mr. Ghoshal will serve as a member of the Board’s Corporate Governance Committee. The Board has determined that Mr. Ghoshal is an independent director under Nasdaq listing standards and the Company’s Corporate Governance Guidelines.
There are no arrangements or understandings between Mr. Ghoshal and any other person pursuant to which Mr. Ghoshal was elected to serve as a member of the Board. There are not any transactions or relationships between the Company and Mr. Ghoshal that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.
Mr. Ghoshal’s compensation will be consistent with that provided to all of the Company’s non-employee directors, as described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 6, 2023. In connection with Mr. Ghoshal’s election to the Board, he will receive an initial award of restricted stock valued at $160,000 as of the grant date, which will vest in full on the date of the Company’s 2024 Annual Meeting of Stockholders, and he will receive an additional award of restricted stock for serving on the Board’s Corporate Governance Committee valued at $7,500 as of the grant date, which will vest in full on the date of the Company’s 2024 Annual Meeting of Stockholders. The shares to be issued pursuant to these awards will be issued pursuant to the Omnicell, Inc. 2009 Equity Incentive Plan, as amended.
Additionally, in connection with Mr. Ghoshal’s election to the Board, the Company and Mr. Ghoshal will enter into an indemnification agreement in substantially the same form that the Company has entered into with each of the Company’s other directors. The form of such indemnification agreement was filed as Exhibit 10.12 to the Company’s Registration Statement on Form S-1 filed on March 14, 2001.
A copy of the press release announcing the foregoing is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release entitled “Omnicell Appoints Bobby Ghoshal to Board of Directors” dated July 11, 2023

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.
Date: July 11, 2023	/s/ Corey J. Manley
Corey J. Manley
Executive Vice President, Chief Legal and Administrative Officer